EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with this Annual Report of L Catterton Asia Acquisition Corp (the “Company”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Chen, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023
	By:	/s/ Scott Chen
	Name:	Scott Chen
	Title:	Co-Chief Executive Officer (Principal Financial and Accounting Officer)